UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2018

ADAMAS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36399	42-1560076
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1900 Powell Street, Suite 750 Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 450-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01    Regulation FD Disclosure.

On February 22, 2018, Adamas Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its recent achievements and financial results for the fourth quarter and full-year 2017. Included in the press release was a discussion of 2018 operating expense guidance as follows, “For 2018, Adamas expects full-year R&D expenses to be between $45 million and $50 million, reflecting the completion of the GOCOVRI open-label study, initiation of the ADS-5102 Phase 3 trials in multiple sclerosis patients with walking impairment as well as preparation work for the ADS-4101 Phase 3 trial in epilepsy patients with partial onset seizures. Additionally, the company expects full-year SG&A expenses to be between $115 million and $125 million, in support of GOCOVRI commercialization.”
The Company is providing additional information related to the full-year 2018 guidance reported in the February 22, 2018, press release. Included in the research and development and selling, general and administrative expenses is stock-based compensation of approximately $4 million and $15 million, respectively. Additionally, included in the full-year 2018 guidance is approximately $2 million of depreciation expense. In total, full-year 2018 operating expense guidance includes approximately $21 million of these non-cash charges.

Forward-looking Statements

Statements contained in this Current Report on Form 8-K regarding 2018 guidance are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because these statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. For a description of risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements, see Adamas’ Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 22, 2018, particularly under the caption “Risk Factors.” Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update any forward-looking statement in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adamas Pharmaceuticals, Inc.

Dated:	February 23, 2018	By:	/s/ Alfred G. Merriweather
Alfred G. Merriweather
Chief Financial Officer